UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 21, 2008

First Reliance Bancshares, Inc.

(Exact Name of Registrant as Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-49757	80-0030931
(Commission File Number)	(IRS Employer Identification No.)

2170 W. Palmetto Street
Florence, South Carolina	29501
(Address of Principal Executive Offices)	(Zip Code)

(843) 656-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 21, 2008, T. Daniel Turner retired from the Boards of Directors of First Reliance Bancshares, Inc. (the “Company”) and First Reliance Bank.  In a letter informing the Company of his decision to retire, Mr. Turner noted that he had no disagreement with the operations, policies or practices of the Company and expressed gratitude for being involved with First Reliance Bank since its organization. The Company and its Board of Directors thanks Mr. Turner for his service to the Company and First Reliance Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST RELIANCE BANCSHARES, INC.

Dated:December 23, 2008
	By:	/s/ Jeffrey A. Paolucci
Jeffrey A. Paolucci
Chief Financial Officer